Exhibit 10.12

Certain information marked as “XXXX” has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Service Application Form Client Name: Mailing Address: Cloud Data Network Limited ROOM 602 6/F KAI YUE COMMERCIAL BUILDING NO.2C ARGYLE STREET KL Billing Address: ROOM 602 6/F KAI YUE COMMERCIAL BUILDING NO.2C ARGYLE STREET KL Contact Information Contact Person: York Phone Number: XXXX Fax Number: Email Address: Billing and Receiving Email: Invoice XXXX Mobile number: Please check the appropriate services required. [ ] Service Details [ ] Termination [ √ ] Reconfigure Internal Relocation [ ] External Relocation : : [ ] No [ ] [ ] New Installation [ ] Other (Please Specify) Commitment Period Service Start Date Service Termination Date Special Requirements : ͧ Specify ͨ 2024/9/1 Yes [ ] : : 2025/8/31 Price Summary Total Price USD Unit Price USD Quantity Service Description Service Name Number XXXX XXXX 20 Rent Equipment HP DL380 (6*E5 - 2682 256G 2233mhz, 40G*2) Machine 1 XXXX XXXX 5000 Minimum bandwidth 5G, with burst rates potentially reaching 10G (Emergency charges are billed at 95% of the standard rate, with a unit price of $5) Bandwidth 2 XXXX XXXX 1200 IP IP 3 XXXX Summary: Business and Service Terms Pricing and Payment 1. Both parties agree through f r iendly negotiation; the customer accepts the quoted products and services provided by Happy Fort une Dat a. 2. Service currency: [ √] USD [ ] HKD [ ] EUR [ ] RMB [ ] SGD [ ] Other 3. Service price: [ √] Excluding tax [ ] Including tax — Tax Name: Tax Rate: 4. Payment method: [ ] Monthly [ ] Quarterly [ ] Annually [ √] Other: Negotiated by bot h parties. 5. The customer shall not disclose Happy Fortune Data’ s quotat ion to any third party, individual, or organization. Service Delivery and Termination 1. Upon receiving the customer’ s order, Happy Fortune Data will deliver the service within 3 days. 2. After completing delivery, Happy Fortune Dat a will issue formal delivery confirmation to the customer, and billing will begin simultaneously with cabinet power - on. 3. I f the customer’ s business requires third - part y services procured independently, the customer shall coordinat e with the third party and Happy Fortune Data. Happy Fortune Data will issue delivery confirmation after completing its own service obligations. 4. I f the customer terminates the service within the contract period, they must provide written notice to Happy Fortune Data at least 30 days in advance. 5. I f the customer does not request renewal 30 days before the contract expires, the contract will aut omatically renew for one y ear. During the automatic renewal term, if the customer needs early termination, it shall be handled by negotiation. 6. Happy Fortune Data will provide a contact person to resolve issues arising during service delivery and will be responsible fo r problems not caused by force majeure. 7. I f market electricity prices r ise significant ly, Happy Fortune Data reserves the r ight to charge additional cabinet electrici ty fees. The specific amount shall be based on the publicly available market price at the t ime, and both parties shall resolve it t hrough negot iation. 8. I f the service includes hardware or equipment provided by Happy Fortune Data, the company shall be responsible for maintenanc e, fault handling, and replacement of defective parts. Security and Compliance Terms 1. W hen using t he services, t he cust omer shall comply wit h all applicable laws and regulat ions of t he country where the services are provided. 2. The cust omer shall be responsible f or t heir own use of the services as well as any t hird - part y use. The cust omer must ensure t hat Happy Fort une Data’ s services are not used i l legally, or in a way t hat causes inconvenience t o ot hers. This includes, but is n ot l imit ed t o: a) Unaut horized int rusion int o ot hers’ net works; b) Unaut horized destruct ion, modif icat ion, or t hef t of ot hers’ net work inf ormation; c) Using Happy Fortune Data’ s network services as a springboard for i l legal act iv it ies. I f Happy Fort une Dat a becomes aware of such v iolat ions, it reserves t he r ight t o suspend services. 3. The cust omer must ensure t hat neit her they nor any ot her person uses t he services to t ransmit, in any form, unauthorized cont ent or inf ormat ion t hat infringes copyright, int ellect ual property r ight s, or int ernat ional int ernet laws. The cust omer must take a l l necessary measures to prevent t his. Services may not be used in any manner that v iolat es, or may pot ent ially v iolate, applicable laws. 4. The cust omer shall cooperate wit h t he relevant government authorities in the count ry of service in invest igat ions relat ed to espionage, subversion, sabot age, or any ot her i l legal act iv it ies, and shall comply wit h t he requirements and directives of local t e lecommunicat ions authorities, providing necessary inf ormation and access. Customer Confirmation The customer must sign this service application form after reading and accepting Happy Fortune Data's General Service Agreement. By signing and submitting this form, the customer is considered to have understood and agreed to the terms of Happy Fortune Data's General Service Agreement. Cloud data network limited(Seal) ͹ Signature of Authorized Representati ve Signature: Signature: Date: 2024.8.28 Date :